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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                OCTOBER 23, 2002
                Date of Report (Date of earliest event reported)

                      WHITE MOUNTAINS INSURANCE GROUP, LTD.
             (Exact name of registrant as specified in its charter)

     BERMUDA                           1-8993                94-2708455
(State or other jurisdiction of  (Commission          (I.R.S. Employer
 incorporation or organization)         file number)        Identification No.)

              28 GATES STREET, WHITE RIVER JUNCTION, VERMONT 05001
                    (Address of principal executive offices)

                                 (802) 295-4500
              (Registrant's telephone number, including area code)

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ITEM 5.     OTHER EVENTS.

On October 23, 2002, White Mountains Insurance Group, Ltd. (NYSE: WTM) entered into a definitive agreement to sell $225 million of equity in a private transaction. Franklin Mutual Advisers, LLC, an existing shareholder of White Mountains, has subscribed to purchase $200 million of convertible preference shares based on a value of $295 per common share. These convertible preference shares will be exchanged for 677,966 common shares of White Mountains if shareholder approval is received for the transaction pursuant to New York Stock Exchange requirements. White Mountains intends to seek shareholder approval at its 2003 Annual General Meeting of Members (Shareholders). Highfields Capital Management LP, an institutional investor, has subscribed to purchase 84,745 common shares for $25 million, also based on a value of $295 per common share.

The Subscription Agreements and related exhibits are attached herewith as Exhibits 99 (a) through 99 (e) and are incorporated by reference herein in their entirety.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

       (c)  Exhibits.  The following exhibits are filed herewith:

       Exhibit No.          Description
       -----------          -----------
     99(a)               Subscription Agreement dated as of October 23, 2002,
                         between investment funds managed by Franklin Mutual
                         Advisers, LLC and White Mountains Insurance Group, Ltd.

     99(b)               Exhibit A entitled "Terms and Conditions of Convertible
                         Preference Shares of White Mountains Insurance Group,
                         Ltd." to Subscription Agreement dated as of October 23,
                         2002, between investment funds managed by Franklin
                         Mutual Advisers, LLC and White Mountains Insurance
                         Group, Ltd.

     99(c)               Exhibit B entitled "Registration Rights Agreement" to
                         Subscription Agreement dated as of October 23, 2002, between investment funds managed by Franklin Mutual
                         Advisers, LLC and White Mountains Insurance Group, Ltd.

     99(d) Subscription Agreement dated as of October 23, 2002, between investment funds managed by Highfields Capital
                         Management LP and White Mountains Insurance Group, Ltd.

     99(e)               Exhibit A entitled "Registration Rights Agreement" to
                         Subscription Agreement dated as of October 23, 2002,
                         between investment funds managed by Highfields Capital
                         Management LP and White Mountains Insurance Group, Ltd.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                WHITE MOUNTAINS INSURANCE GROUP, LTD.


Dated: October 24, 2002              By: /s/ J. Brian Palmer
                                     ----------------------------
                                     J. Brian Palmer
                                     Chief Accounting Officer